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                                                                  Exhibit 10.9



                             FIRST AMENDMENT TO THE
                         MEDICAL STAFFING NETWORK, INC.
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                  This First Amendment (the "Amendment") to the Employment Agreement, dated as of August 20, 2001, among Medical Staffing Network, Inc. (the "Company"), MSN Holdings, Inc. ("Holdings") and Patricia Donohoe (the "Executive") (the "Employment Agreement"), is entered into as of October 26, 2001.

                  WHEREAS, the Company, Holdings and the Executive are presently parties to the Employment Agreement; and

                  WHEREAS, in consideration of the performance of future services by the Executive, the Company, Holdings and the Executive desire to amend the Employment Agreement as set forth herein.

                  NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

         1. Section 6(g) is amended by adding new subsection (iv) to the end thereof to read as follows:

                  (iv) Notwithstanding anything herein to the contrary, in no event shall the transactions contemplated by the Merger Agreement constitute a Change in Control hereunder.

         2. Except as provided herein and to the extent necessary to give full effect to the provisions of this Amendment, the terms of the Employment Agreement shall remain in full force and effect.


                      [Signatures appear on following page]



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                  IN WITNESS WHEREOF, the parties hereto have entered into this
Amendment effective as of the date first written above.

                                   MEDICAL STAFFING NETWORK, INC.

                                   By: /s/ Robert Adamson
                                       ----------------------------------------
                                       Name:  Robert Adamson
                                       Title: Chief Executive Officer

                                   MSN HOLDINGS, INC.

                                   By: /s/ Robert Adamson
                                       ----------------------------------------
                                       Name:  Robert Adamson
                                       Title: Chief Executive Officer

                                   EXECUTIVE

                                    /s/ Patricia G. Donohoe
                                   --------------------------------------------
                                   Patricia G. Donohoe